EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Lowry F. Kline, Vice Chairman of the Board of Directors and Chief Executive Officer of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	LOWRY F. KLINE

Lo	wry F. Kline
Vic	e Chairman of the Board of Directors and
Ch	ief Executive Officer,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Deval L. Patrick, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	DEVAL L. PATRICK

De	val L. Patrick
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Howard G. Buffett, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	HOWARD G. BUFFETT

Ho	ward G. Buffett
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Paula G. Rosput, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	PAULA G. ROSPUT

Pa	ula G. Rosput
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John L. Clendenin, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	JOHN L. CLENDENIN

Jo	hn L. Clendenin
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Johnnetta B. Cole, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	JOHNNETTA B. COLE

Jo	hnnetta B. Cole
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. Trevor Eyton, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	J. TREVOR EYTON

J.	Trevor Eyton
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	L. PHILLIP HUMANN

L.	Phillip Humann
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John E. Jacob, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	JOHN E. JACOB

Jo	hn E. Jacob
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert A. Keller, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	ROBERT A. KELLER

Ro	bert A. Keller
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jean-Claude Killy, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	JEAN-CLAUDE KILLY

Je	an-Claude Killy
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Steven J. Heyer, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	STEVEN J. HEYER

Ste	ven J. Heyer
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Gary P. Fayard, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	GARY P. FAYARD

Ga	ry P. Fayard
Dir	ector,
Co	ca-Cola Enterprises Inc.
POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John R. Alm, President and Chief Operating Officer and a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	JOHN R. ALM

Jo	hn R. Alm
Pre	sident and Chief Operating Officer and
Dir	ector,
Co	ca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Summerfield K. Johnston, Jr., Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/S/	SUMMERFIELD K. JOHNSTON, JR.

Su	mmerfield K. Johnston, Jr.
Ch	airman of the Board of Directors,
Co	ca-Cola Enterprises Inc.